MASSMUTUAL FUNDS
MassMutual Emerging Markets Debt Blended Total Return Fund
Supplement dated March 20, 2025 to the
Prospectus dated February 1, 2025, as Revised on February 5, 2025, and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective March 14, 2025 (the “Termination Date”), the MassMutual Emerging Markets Debt Blended Total Return Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination, approved by the Board of Trustees of the MassMutual Advantage Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ADVPRO-25-01
EMDBTR-25-01